SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                    |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
     |_|  Preliminary proxy statement          |_| Confidential, for use of the
     |X|  Definitive proxy statement               Commission only (as permitted
     |_|  Definitive additional materials          by Rule 14a-6(e)(2))
     |_|  Soliciting material under Rule 14a-12

                                   ePlus inc.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
     |X|  No fee required.
     |_|  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.
--------------------------------------------------------------------------------
          (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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          (4)  Proposed maximum aggregate value of transaction:
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          (5)  Total fee paid:
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     |_|  Fee paid previously with preliminary materials.
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     |_|  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
          (1)  Amount Previously Paid:
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          (3)  Filing Party:
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          (4)  Date Filed:
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
                                  [EPLUS LOGO]
                          13595 Dulles Technology Drive
                          Herndon, Virginia 20171-3413



August 8, 2005


Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ePlus inc. on September 22, 2005. The Annual Meeting will begin at 8:00 a.m. local time at the ePlus Headquarters Building located at 13595 Dulles Technology Drive, Herndon, Virginia 20171-3413.

The formal notice of the meeting follows on the next page. In addition, information regarding each of the matters you will be asked to vote on at the Annual Meeting is contained in the attached Proxy Statement. We urge you to read the Proxy Statement carefully. We first began mailing these proxy materials on or about August 8, 2005 to all stockholders of record at the close of business on July 25, 2005. This mailing includes the Proxy Statement, Proxy Card, a return envelope, and the ePlus 2005 Annual Report.

It is important that you vote at the Annual Meeting. Whether or not you plan to attend in person, we urge you to complete, date, and sign the enclosed Proxy Card and return it as promptly as possible in the accompanying envelope. If you are a stockholder of record and attend the Meeting and wish to vote your shares in person, even after returning your proxy, you may still do so.

We look forward to seeing you in Herndon, Virginia on September 22, 2005.

                                              Very truly yours,


                                              /s/ PHILLIP G. NORTON
                                              ----------------------------
                                              Phillip G. Norton, President

                 ______________________________________________

                                   EPLUS INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be held September 22, 2005
                 ______________________________________________


To the Stockholders of ePlus inc.:

The Annual Meeting of Stockholders of ePlus inc., a Delaware corporation, will be held on September 22, 2005, at the ePlus Headquarters Building, 13595 Dulles Technology Drive, Herndon, Virginia 20171-3413, at 8:00 a.m. local time for the purposes stated below:

     1. To elect two Class III Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

     2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2006.

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Under the provisions of our Bylaws, and in accordance with Delaware law, the Board of Directors has fixed the close of business on July 25, 2005 as the Record Date for stockholders entitled to notice of and to vote at the Annual Meeting.

Whether or not you expect to be present at the Annual Meeting, please date and sign the enclosed Proxy Card and mail it promptly in the enclosed envelope to NATIONAL CITY BANK, Department 5352, Corporate Trust Operations, Post Office Box 92301, Cleveland, Ohio 44193-0900. If you submit your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in this Proxy Statement.

                                              By Order of the Board of Directors


                                              /s/ ERICA S. STOECKER
                                              ---------------------
August 8, 2005                                Erica S. Stoecker
                                              Corporate Secretary

                                TABLE OF CONTENTS
                                                                          Page
                                                                          ----
Information about ePlus inc....................................................1

Information about the Annual Meeting...........................................1

Information about this Proxy Statement.........................................1

Information about Voting.......................................................2

Quorum Requirements............................................................2

Voting Requirements............................................................3

Voting Securities, Principal Holders thereof, and Management...................4

Directors and Executive Officers...............................................5

Compensation of Directors and Executive Officers..............................15

Performance Graph.............................................................19

Certain Transactions..........................................................20

Proposal 1:  Election of Class III Directors..................................22

Proposal 2:  Ratification of Appointment of Deloitte & Touche LLP as Independent
Auditors......................................................................22

Other Proposed Action.........................................................23

Executive Sessions............................................................24

Stockholder Proposals and Submissions.........................................24

Communications with the Board.................................................24

                          INFORMATION ABOUT EPLUS INC.

ePlus inc. has been in the business of selling, leasing, financing, and managing information technology and other assets for over 14 years. We have developed our Enterprise Cost Management model through development and acquisition of software, products, and business process services over the past seven years. The address of our principal executive office is 13595 Dulles Technology Drive Herndon, Virginia 20171-3413 and our telephone numbers at that address are (703) 984-8400 (local) and (888) 482-1122 (toll-free). Our website is located at www.eplus.com. The information on our website is not incorporated into this Proxy Statement.


                      INFORMATION ABOUT THE ANNUAL MEETING

Our Annual Meeting will be held on September 22, 2005 at 8:00 a.m. local time at the ePlus Headquarters Building, 13595 Dulles Technology Drive, Herndon, Virginia 20171-3413.

The Annual Meeting has been called to consider and take action on the following proposals:

          1. To elect two Class III Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

          2. To ratify the appointment of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2006.

          3. To transact such other business as may properly come before the Annual Meeting.

Our Board of Directors, or in the case of Proposal 2, the Audit Committee of our Board of Directors, has unanimously approved both of the proposals and recommends that you vote in favor of both of the proposals. All holders of record of our common stock at the close of business on July 25, 2005, the Record Date, will be entitled to vote at the Annual Meeting.


                     INFORMATION ABOUT THIS PROXY STATEMENT

We have sent you this Proxy Statement because ePlus' Board of Directors is soliciting your proxy to vote at the Annual Meeting. ePlus is bearing the cost of this proxy solicitation. If you own ePlus common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To assist us in saving money and to provide you with better stockholder services, we encourage you to have all of your accounts registered in the same name and address. You may do this by contacting our transfer agent, National City Bank, Victor LaTessa, at (216) 222-3579. This Proxy Statement contains information that we are required to provide to you under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares. On or about August 8, 2005, we began mailing these proxy materials to all stockholders of record as of the close of business on July 25, 2005.

                            INFORMATION ABOUT VOTING

Stockholders can vote in person at the Annual Meeting or by proxy. To vote by proxy, please mail the enclosed Proxy Card in the enclosed envelope. Please sign and date your Proxy Card before mailing.

Each share of ePlus common stock is entitled to one vote on all matters presented at the Annual Meeting. If your shares are held in the name of a bank, broker, or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted. If your shares are not registered in your own name and you plan to attend the Annual Meeting and vote your shares in person, you should contact your broker or agent in whose name your shares are registered to obtain a broker's proxy card and bring it to the Annual Meeting in order to vote. If you vote by proxy, the individuals named on the card (your proxy holders) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for none, one, or both of the nominees for Director and for, against, or abstaining from the other proposal. If you sign and return the card without indicating your instructions, your shares will be voted for:

          o    The election of both of the nominees for Class III Director; and

          o The ratification of the appointment of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2006.

You may revoke or change your proxy at any time before it is voted by sending a written notice of your revocation to ePlus' Corporate Secretary, Erica S. Stoecker, at ePlus' principal executive office.


                               QUORUM REQUIREMENTS

As of the Record Date, there were 8,482,892 shares of common stock outstanding, each of which is entitled to one vote. The holders of record of a majority of the shares of common stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. If a quorum is not present, the Annual Meeting may be adjourned until a quorum is obtained.

                               VOTING REQUIREMENTS

Proposal 1:  Election of Class III Directors

Assuming a quorum is present, the two nominees receiving the greatest number of affirmative votes of shares entitled to be voted for them at the Annual Meeting will be elected as Class III Directors. Stockholders are not entitled to cumulate votes in the election of Directors. All nominees have consented to serve as Directors, if elected. If any nominee is unable or unwilling to serve as a Director at the time of the Annual Meeting, the persons who are designated as proxies intend to vote, in their discretion, for such other persons, if any, as may be designated by the Board of Directors. As of the date of this Proxy Statement, the Board of Directors has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a Director if elected.

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP as Independent Auditors

To be approved, Proposal 2 requires the affirmative vote of the holders of at least a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

Effect of Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum, but will not be counted as an affirmative vote for the purposes of determining whether a proposal has been approved. Therefore, an abstention or a broker non-vote will not have any effect on the votes for Proposal 1 but will have the effect of a vote against Proposal 2.

All signed proxies received will be voted in accordance with the choices specified on such proxies. Proxies will be voted in favor of a proposal if no contrary specification is made. All valid proxies obtained will be voted at the discretion of the Appointed Proxies with respect to any other business that may come before the Annual Meeting.

We may solicit proxies by use of the mails, in person, by telephone, e-mail, or other electronic communications. We will bear the cost of soliciting proxies in the accompanying form. We may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

          VOTING SECURITIES, PRINCIPAL HOLDERS THEREOF, AND MANAGEMENT

Except as set forth below, the following table sets forth certain information as of July 25, 2005 with respect to: (1) each named executive officer (as defined below under "Compensation of Directors and Executive Officers - Summary Compensation Table"), Director, and Director nominee; (2) all executive officers and Directors of ePlus as a group; and (3) all persons known by ePlus to be the beneficial owners of more than five percent of the outstanding share of our common stock.

                                                                             Number of
                                                                               Shares        Percentage
                                                                            Beneficially      of Shares
                       Name of Beneficial Owner(1)                            Owned (2)      Outstanding
-------------------------------------------------------------------------  ---------------  -------------
Phillip G. Norton (3)..................................................        2,346,000            26.7
Bruce M. and Elizabeth D. Bowen (4)....................................          750,000             8.7
Steven J. Mencarini (5)................................................          107,700             1.3
Kleyton L. Parkhurst (6)...............................................          253,000             2.9
C. Thomas Faulders, III (7)............................................           73,507               *
Terrence O'Donnell (8).................................................           90,000             1.0
Milton E. Cooper, Jr. (12).............................................           20,000               *
Lawrence S. Herman (9).................................................           37,500               *
All Directors and named executive officers as a group (8 Individuals)..        3,677,707            38.7
Eric D. Hovde (10).....................................................        1,153,069            13.6
Putnam, LLC,
Marsh & McLennan Companies, Inc.,
Putnam Investment Management, LLC,
The Putnam Advisory Company, LLC (11)..................................        1,005,250            11.9

*    Less than 1%

(1)  The business address of Messrs. Norton, Bowen, Mencarini,  Parkhurst,  Faulders, O'Donnell,  Cooper,
     and Herman is 13595 Dulles Technology Drive, Herndon, Virginia, 20171-3413.  The business address of
     Mr. Hovde is 1826 Jefferson Place, NW, Washington,  DC 20036. The business address of  Putnam LLC is
     One Post Office Square, Boston, Massachusetts 02109.

(2)  Unless  otherwise  indicated  and subject to community  property laws  where applicable, each of the stockholders named in this table  has sole  voting and investment power with  respect to the  shares shown as beneficially owned by such  stockholder.  A person is deemed to be the  beneficial owner of securities that can be acquired by such person within 60 days  from July 25, 2005, upon exercise  of options or  warrants.  Each  beneficial  owner's percentage ownership is determined by assuming that options or warrants that are held by such  person  (but not  by  any  other  person)  and  that  are exercisable within 60 days from July 25, 2005, have been exercised.  The ownership amounts  reported for persons who we know own more than 5% of our common stock are based on the Schedules 13D  and 13G and Forms 4 and 5 filed with the SEC by such  persons,  unless  we have  reason to believe  that the information contained in those filings is not complete or accurate.

(3)  Includes 2,040,000 shares held by J.A.P. Investment Group, L.P., a Virginia limited  partnership, of which J.A.P., Inc., a Virginia corporation, is the sole general partner.  The limited  partners are:
     Patricia A. Norton, the spouse of Mr. Norton, trustee for the benefit of Phillip G. Norton, Jr., u/a dated as of July 20, 1983; Patricia A. Norton, the spouse of Mr. Norton, trustee for the  benefit of
     Andrew L. Norton, u/a  dated as  of July 20, 1983;  Patricia A. Norton,  trustee for  the benefit of
     Jeremiah O. Norton, u/a  dated as of  July 20, 1983; and  Patricia A. Norton.  Patricia A. Norton is
     the sole stockholder of J.A.P., Inc. Also includes 305,000  shares of  common  stock issuable to Mr.
     Norton under options.  Mr. Norton holds 1,000 shares individually.

(4)  Includes 445,000 shares held by Mr. and Mrs. Bowen, as tenants by the  entirety, and  160,000 shares held by Bowen Holdings LLC, a Virginia limited-liability company composed of Mr. Bowen and his three children, for which shares Mr. Bowen  serves as  manager.  Also  includes 145,000  shares of  common stock issuable to Mr. Bowen under options.

(5)  Includes 107,700 shares of common stock issuable to Mr. Mencarini under options.

(6)  Includes 240,000 shares of common stock issuable to Mr. Parkhurst under options.

(7)  Includes 73,507 shares of common stock issuable to Mr. Faulders under options.

(8)  Includes 90,000 shares of common stock issuable to Mr. O'Donnell under options.

(9)  Includes 37,500 shares of common stock issuable to Mr. Herman under options.

(10) Of the 1,153,069 shares beneficially owned by Eric D. Hovde, 32,824 shares are owned  directly; Eric
     D. Hovde is the  managing  member  (MM) of Hovde Capital,  L.L.C., the  general partner to Financial
     Institution Partners II, L.P.,  which owns 328,719 shares; Eric D. Hovde is  the MM of Hovde Capital
     Limited IV LLC, the general partner to Financial Institution Partners IV, L.P.,  which  owns  44,170 shares; Eric  D. Hovde  is  the  MM  of  Hovde  Capital,  Ltd., the  general  partner  to  Financial
     Institution Partners III, L.P., which owns 225,971 shares; Eric D. Hovde is the MM of Hovde  Capital
     IV, LLC, the general partner to Financial  Institution  Partners,  L.P., which owns 329,795  shares;
     Eric  D. Hovde  is  the MM  to Hovde  Capital Offshore  LLC, the  management  company  to  Financial
     Institution Partners, Ltd., which  owns 125,590 shares; Eric D. Hovde is the MM of Hovde Acquisition
     II, L.L.C., which owns 30,000 Shares; Eric D. Hovde is the  trustee  to The  Hovde  Financial,  Inc.
     Profit Sharing Plan and Trust, which owns 19,000 shares; Eric D. Hovde is the trustee to The Eric D.
     and Steven D. Hovde Foundation, which owns 17,000 shares.  This information was obtained from a Form
     4 signed by Eric D. Hovde dated July 6, 2005.

(11) The information as to Putnam, LLC, Marsh & McLennan Companies, Inc., Putnam  Investment  Management,
     LLC and The Putnam Advisory Company, LLC is derived from a Schedule  13G/A dated  February 11, 2005.
     The Schedule 13G/A states that Marsh & McLennan  Companies, Inc. has no voting  or dispositive power with respect to the 1,005,250  shares,  that Putnam,  LLC has  shared voting power  with  respect to
     432,300  shares and  shared dispositive  power with  respect  to  all 1,005,250 shares,  that Putnam
     Investment Management, LLC has shared dispositive power with respect to 481,400 shares  and that The
     Putnam Advisory  Company,  LLC has shared  voting  power  with respect to 432,300  shares and shared dispositive power with respect to 523,850 shares.

(12) Includes 20,000 shares of common stock issuable to Mr. Cooper under options.


                        DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age, and position with ePlus inc. of each person who is an executive officer or Director.

Name                                    Age                               Position                             Class
------------------------------------   ----- ---------------------------------------------------------------  -------
Phillip G. Norton.....................  61    Chairman of the Board, President, and Chief Executive Officer      III
Bruce M. Bowen........................  53    Director and Executive Vice President                              III
Steven J. Mencarini...................  50    Senior Vice President and Chief Financial Officer
Kleyton L. Parkhurst..................  42    Senior Vice President, Assistant Secretary, and Treasurer
Terrence O'Donnell....................  61    Director                                                            II
Milton E. Cooper, Jr..................  67    Director                                                            II
C. Thomas Faulders, III...............  55    Director                                                             I
Lawrence S. Herman....................  61    Director                                                             I

The business experience during the past five years of each Director and executive officer of ePlus is described below.

Phillip G. Norton joined us in March 1993 and has served since then as our Chairman of the Board and Chief Executive Officer. Since September 1996, Mr. Norton has also served as our President. Mr. Norton is a 1966 graduate of the U.S. Naval Academy. Mr. Norton has been nominated by the Board of Directors for re-election as a Class III Director at the 2005 Annual Meeting of Stockholders.

Bruce M. Bowen founded our company in 1990 and served as our President until September 1996. Since September 1996, Mr. Bowen has served as our Executive Vice President, and from September 1996 to June 1997 also served as our Chief Financial Officer. Mr. Bowen has served on our Board of Directors since our founding. He is a 1973 graduate of the University of Maryland and in 1978 received a Masters of Business Administration from the University of Maryland. Mr. Bowen has been nominated by the Board of Directors for re-election as a Class III Director at the 2005 Annual Meeting of Stockholders.

Steven J. Mencarini joined us in June of 1997 as Senior Vice President and Chief Financial Officer. Prior to joining us, Mr. Mencarini was Controller of the Technology Management Group of Computer Sciences Corporation, one of the nation's three largest information technology outsourcing organizations. Mr. Mencarini joined Computer Sciences Corporation in 1991 as Director of Finance and was promoted to Controller in 1996. Mr. Mencarini is a 1976 graduate of the University of Maryland and received a Masters of Taxation from American University in 1985.

Kleyton L. Parkhurst joined us in May 1991 as Director of Finance and served as our Secretary and Treasurer from September 1996 until September 2001. Since September 2001 Mr. Parkhurst has served as our Assistant Secretary and
Treasurer. In July 1998, Mr. Parkhurst was made Senior Vice President for Corporate Development. Mr. Parkhurst is currently responsible for all of our mergers and acquisitions, investor relations, and marketing. Mr. Parkhurst is a 1985 graduate of Middlebury College.

Terrence O'Donnell joined our Board of Directors in November 1996 upon the completion of our initial public offering. Mr. O'Donnell is Executive Vice President and General Counsel of Textron, Inc. and a partner with the law firm of Williams & Connolly LLP in Washington, D.C. Mr. O'Donnell has practiced law since 1977, and from 1989 through 1992 served as General Counsel to the U.S. Department of Defense. Mr. O'Donnell presently also serves as a Director of IGI, Inc., an American Stock Exchange company. Mr. O'Donnell is a 1966 graduate of the U.S. Air Force Academy and received a Juris Doctor from Georgetown University Law Center in 1971.

Milton E. Cooper, Jr. joined us in November 2003. Mr. Cooper served with Computer Sciences Corporation (CSC) from September 1984 through May 2001, first as Vice President, Business Development and then (from January 1992) as President, Federal Sector. Before joining CSC, Mr. Cooper served in marketing and general management positions with IBM Corporation, Telex Corporation, and Raytheon Company. He is also Chairman of the Board of Directors of Identix, Inc., which is a NASDAQ-traded company, and serves on the Board of Directors, the Audit Committee, and the Compensation Committee of Applied Signal Technology, Inc. Mr. Cooper is a 1960 graduate of the United States Military Academy. He served as an artillery officer with the 82nd Airborne Division before leaving active duty in 1963.

C. Thomas Faulders, III joined our Board of Directors in July 1998. Mr. Faulders served as the Chairman and CEO of LCC International, Inc. from 1999 to 2005 and as Chairman of Telesciences, Inc., an information services company, from 1998 to 1999. From 1995 to 1998, Mr. Faulders was Executive Vice President, Treasurer, and Chief Financial Officer of BDM International, Inc., a prominent systems integration company. Mr. Faulders is a member of the Board of Directors of United Defense Inc., Analex Corporation, and Universal Technology and Systems, Inc. He is a 1971 graduate of the University of Virginia and in 1981 received a Masters of Business Administration from the Wharton School of the University of Pennsylvania.

Lawrence S. Herman joined our Board of Directors in March 2001. Mr. Herman is one of BearingPoint's most senior Managing Directors and is responsible for managing the strategy and emerging markets in the company's state and local government practice. During his career, Mr. Herman has specialized in developing, evaluating, and implementing financial and management systems and strategies for state and local governments around the nation. Mr. Herman has been with BearingPoint for over thirty-eight years. He has directed systems integration projects for state and local governments, and several statewide performance and budget reviews for California, North Carolina, South Carolina, Louisiana, Oklahoma, and others, resulting in strategic fiscal and technology plans. He is considered to be one of the nation's foremost state budget and fiscal planning experts. Mr. Herman received his B.S. degree in Mathematics and Economics from Tufts University in 1965 and his Masters of Business Administration in 1967 from Harvard Business School.

Each executive officer of ePlus is chosen by the Board of Directors and holds his or her office until his or her successor shall have been duly chosen and qualified or until his or her death or until he or she shall resign or be removed as provided by the Bylaws.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ePlus' officers, Directors, and persons who own more than ten percent of a registered class of ePlus' equity securities to file reports of ownership and changes in ownership of equity securities of ePlus with the SEC. Officers, Directors, and greater-than-ten-percent stockholders are required by SEC regulations to furnish ePlus with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3, Forms 4, and Forms 5 furnished to ePlus pursuant to Rule 16a-3 under the Exchange Act, ePlus believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, Directors, and security holders required to file such forms, with the exception that Messrs. Cooper, Faulders, Herman, and O'Donnell were late in filing a Form 4 in connection with the grant of 10,000 options to each Director on September 15, 2004.

The Board of Directors

Our Board of Directors is divided into three classes: Class I, comprised of two Directors; Class II, comprised of two Directors; and Class III, comprised of two Directors. Subject to the provisions of the Bylaws, at each Annual Meeting of Stockholders, the successors to the class of Directors whose term is then expiring shall be elected to hold office for a term expiring at the third succeeding Annual Meeting of Stockholders. Messrs. Norton and Bowen, our Class III Directors, are standing for re-election at the 2005 Annual Meeting. Each Director holds office until his or her successor has been duly elected and qualified or until he or she has resigned or been removed in the manner provided in the Bylaws. The members of the three classes of Directors are as follows:

        o  Class I

           C. Thomas Faulders, III
           Lawrence S. Herman

        o  Class II

           Terrence O'Donnell
           Milton E. Cooper, Jr.

        o  Class III

           Phillip G. Norton
           Bruce M. Bowen

The Class I Directors will stand for re-election at the Annual Meeting of Stockholders in 2006. The Class II Directors will stand for re-election at the Annual Meeting of Stockholders in 2007. The classification of the Board of Directors, with staggered terms of office, was implemented for the purpose of maintaining continuity of management and of the Board of Directors.

There are no material proceedings to which any Director, executive officer, or affiliate of ePlus, any owner of record or beneficially of more than five percent of any class of voting securities of ePlus, or any associate of any such Director, executive officer, affiliate of ePlus, or security holder is a party adverse to ePlus or any of its subsidiaries or has a material interest adverse to ePlus or any of its subsidiaries. Directors Milton E. Cooper, Jr., C. Thomas Faulders III, Lawrence S. Herman, and Terrence O'Donnell are independent as that term is defined under the rules of the National Association of Securities Dealers.

Director Compensation

Directors who are also employees of ePlus do not currently receive any compensation for service as members of the Board of Directors. During the fiscal year ending March 31, 2005, each outside Director received an annual grant of 10,000 stock options and $500 for each Board meeting. Beginning July 1, 2005, each outside Director receives $8,750 quarterly in cash compensation and an annual grant of 10,000 stock options. All Directors are reimbursed for their out-of-pocket expenses incurred to attend Board or committee meetings.

Meetings and Committees of the Board of Directors

The Board of Directors met nine times during the fiscal year ended March 31, 2005. In addition to meetings of the full Board, Directors also attended meetings of Board committees. No incumbent Director attended fewer than 75% of the total number of meetings held by the Board of Directors and the meetings of any committee on which the Director served. Directors are encouraged to attend

Annual Meetings of ePlus Stockholders. All six Directors attended last year's Annual Meeting. The Board of Directors has the following committees: the Audit Committee, the Compensation Committee, the Stock Incentive Committee, and the Nominating and Corporate Governance Committee.

Audit Committee

General. The Audit Committee of the Board of Directors is responsible for selecting ePlus' independent public accountants, monitoring and reviewing the quality and activities of ePlus' internal and external audit functions, monitoring the adequacy of ePlus' operating and internal controls as reported by management and the external or internal auditors, and reviewing ePlus' periodic reports filed with the Securities and Exchange Commission. The members of the Audit Committee as of March 31, 2005 were Terrence O'Donnell (Chairman), C. Thomas Faulders, III, Lawrence S. Herman, and Milton E. Cooper, Jr. Each member of the Audit Committee is independent as that term is defined under the rules of the National Association of Securities Dealers. In addition, the Board of Directors has determined that C. Thomas Faulders III qualifies as an "Audit Committee Financial Expert" as defined in regulations issued by the Securities and Exchange Commission. During the fiscal year ended March 31, 2005, four meetings of the Audit Committee were held.

Audit Committee Report. The Audit Committee is composed of four Directors, who are independent as defined under the rules of the National Association of Securities Dealers. The Committee operates under a written charter approved by the Board of Directors, which was included as Appendix A to ePlus' Proxy Statement for the 2004 Annual Meeting of Stockholders.

The Committee reviews ePlus' financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended March 31, 2005 with ePlus' management. Management is responsible for our financial statements and the financial-reporting process, including internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Committee has discussed with the independent accountants the accountants' independence from ePlus and its management including the matters in the written disclosures provided to the Committee as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee has also considered whether the provision of non-audit services by the independent accountants to ePlus is compatible with maintaining auditors' independence.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2005 for filing with the Securities and Exchange Commission.


                                                   BY THE AUDIT COMMITTEE

                                                   Terrence O'Donnell (Chairman)
                                                   C. Thomas Faulders, III
                                                   Lawrence S. Herman
                                                   Milton E. Cooper, Jr.


Compensation Committee

General. The Compensation Committee of the Board of Directors is responsible for reviewing the salaries, benefits, and other compensation, including stock-based compensation, of Mr. Norton and Mr. Bowen, and making recommendations to the Board of Directors based on its review. The members of the Compensation Committee during the fiscal year ended March 31, 2005 were C. Thomas Faulders, III (Chairman), Terrence O'Donnell, Lawrence S. Herman, and Milton E. Cooper, Jr., all of whom were independent Directors as that term is defined under the rules of the National Association of Securities Dealers. Mr. Norton and Mr. Bowen, as Directors, do not vote on any matters affecting their personal compensation. Mr. Bowen and Mr. Norton are responsible for reviewing and establishing salaries, benefits, and other compensation, excluding stock-based compensation, for all other employees.

Compensation arrangements during our 2005 fiscal year were determined in accordance with the executive compensation policy set forth below. The Compensation Committee considers compensation paid to our executive officers to be deductible for purposes of Section 162(m) of the Internal Revenue Code.

Compensation Committee Report. The Compensation Committee of the Board of Directors has prepared the following report on our policies with respect to the compensation of executive officers for the fiscal year ended March 31, 2005. The compensation programs of ePlus are designed to align compensation with business objectives and performance, and to enable ePlus to attract, retain, and reward executives who contribute to the long-term success of ePlus.

The Compensation Committee believes that executive pay should be linked to performance. Therefore, ePlus provides an executive-compensation program which includes three principal elements: (1) base pay, (2) potential cash bonus, and
(3) long-term incentive opportunities through the use of stock options.

Criteria for Determination of Executive Compensation. The role of the Compensation Committee is to review the compensation of Messrs. Norton, Bowen, Mencarini, and Parkhurst, who are the named executive officers. In determining each of the principal elements of each executive's compensation, as well as the overall compensation package thereof, the following criteria are considered by the persons responsible for recommending or approving such compensation: (1) the compensation awarded to executives with comparable titles and responsibilities to those of such executive by companies in our industry (or, to the extent information is not available, in comparable industries) whose revenues and earnings are comparable to those of ePlus, as reported by reliable independent sources; (2) the results of operations of ePlus during the past year, on an absolute basis and compared with ePlus' targeted results for such year as well as with the results of the comparable companies, as reported by reliable independent sources; (3) the performance of such executive during the past year, on an absolute basis and as compared with the performance targets set by ePlus for such executive for such year and the performance of the other executives of ePlus during such year; and (4) any other factor which the Compensation Committee determines to be relevant. The weight to be given to each of the foregoing criteria is determined by the Compensation Committee in the exercise of its reasonable judgment in accordance with the purposes of this executive compensation policy and may vary from time to time or from executive to executive. The Compensation Committee has also commissioned and relied upon an independent compensation study conducted by Wyatt Watson Worldwide, in which the compensation of ePlus executives was compared to those of thirteen other similarly situated companies.

On February 28, 2005 the Board of Directors approved the adoption of separate ePlus inc. Supplemental Benefit Plans (each a "Plan" and together, "the Plans") for each of (i) Bruce M. Bowen, Director and Executive Vice President (ii) Steven J. Mencarini, Senior Vice President and Chief Financial Officer and (iii) Kleyton L. Parkhurst, Senior Vice President, Assistant Secretary and Treasurer (the "Participants"). Each Plan is substantially similar. These supplemental benefit plans were developed in conjunction with the aforementioned independent study and designed to provide the named executives with a long-term incentive plan outside the Company's normal equity incentive plans. Mr. Norton did not participate in this benefit plan.

The Plans are unfunded and nonqualified and are designed provide the Participants with a cash benefit that is payable only upon the earlier to occur of (i) death, (ii) termination of employment or (iii) the expiration of the Plans. Each Plan terminates on August 11, 2014. Under the terms of the Plans, the Participants or their beneficiaries have only the right to receive a single lump sum cash distribution upon the occurrence of one of the triggering events described above. Under the terms of the Plans, the Participants do not have a right to accelerate payments of the benefits payable under the Plans. If a Participant is terminated for Cause (as defined in each Plan) prior to the expiration of the respective Plan, the Company will have no further obligation under such Plan and the affected Participant will not be entitled to any payments under such Plan. In connection with the adoption of the Plans, the Company will establish one or more grantor trusts to which it may transfer assets intended to be used for the benefit of the Participants. Through the date of distribution of Plan benefits, the assets of such trusts will remain subject to the claims of the Company's creditors and the beneficiaries of the trusts shall have standing with respect to the trusts' assets not greater than that of general unsecured creditors of the Company.

Chief Executive Officer Compensation. The executive compensation policy described above is applied in setting Mr. Norton's compensation. Mr. Norton generally participates in the same executive compensation plans and arrangements available to the other executives. Accordingly, his compensation also consists of an annual base salary, a potential annual cash bonus, and, potentially, long-term, equity-linked compensation in the form of stock options. The

Compensation Committee's general approach in establishing Mr. Norton's compensation is to be competitive with peer companies, but to have a large percentage of his target based upon objective performance criteria and targets established in our strategic plan.

Mr. Norton's compensation for the year ended March 31, 2005 included $343,750 in base salary. Mr. Norton's salary was based on the aforementioned independent compensation study and other factors, such as his importance to the Company, which the Compensation Committee considered relevant.

Section 162(m). Section 162(m) of the Internal Revenue Code imposes a $1 million cap, with certain exceptions, on the amount that a publicly-held corporation may deduct in any year for the compensation paid with respect to its five most highly compensated executive officers. The Amended and Restated 1998 Long-Term Incentive Plan, Amended and Restated Incentive Stock Option Plan, and the Amended and Restated Nonqualified Stock Option Plan have been approved by stockholders so that compensation attributable to stock options and certain other awards granted under such plans may be excluded from the $1 million cap. While the Compensation Committee cannot predict with certainty how ePlus' compensation tax deduction might be affected, the Compensation Committee tries to preserve the tax-deductibility of all executive compensation while maintaining flexibility with respect to ePlus' compensation programs as described in this report. The Compensation Committee believes that the Company will not be subject to any Section 162(m) limitations on the deductibility of compensation paid to the named executive officers for the fiscal year 2005.

During the fiscal year ended March 31, 2005, three meetings of the Compensation Committee were held.


                                              BY THE COMPENSATION COMMITTEE

                                              C. Thomas Faulders, III (Chairman)
                                              Terrence O'Donnell
                                              Lawrence S. Herman
                                              Milton E. Cooper, Jr.

Stock Incentive Committee

The Stock Incentive Committee of the Board of Directors is authorized to award stock, and various stock options and rights and other stock-based compensation grants under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan. The members of the Stock Incentive Committee during the fiscal year ended March 31, 2005 were Mr. Bowen and Mr. Norton. Except for formula plan grants to the outside Directors and grants that are approved by a majority of the disinterested members of the Board of Directors, no member of the Stock Incentive Committee or the Compensation Committee is eligible to receive grants under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan. During the fiscal year ended March 31, 2005, no meetings of the Stock Incentive Committee were held.


Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board of Directors in fulfilling its oversight responsibilities under the Nasdaq Stock Market listing standards and Delaware law. This committee is authorized and designated for the purposes of: (1) identifying individuals qualified to serve on the Board of Directors and to select, or to recommend that the Board of Directors select, a slate of Director nominees for election by the stockholders of ePlus at each Annual Meeting of Stockholders of ePlus, in accordance with ePlus' Certificate of Incorporation and Bylaws and with Delaware law; and (2) evaluating, developing, and recommending to the Board of Directors a set of corporate governance policies and principles to be applicable to ePlus. Terrence
O'Donnell, C. Thomas Faulders, III, Lawrence S. Herman, and Milton E. Cooper, Jr., all of whom are independent Directors as that term is defined under the rules of the National Association of Securities Dealers, were the members of the Nominating and Corporate Governance Committee as of March 31, 2005. During the fiscal year ended March 31, 2005, one meeting of the Nominating and Corporate Governance Committee was held.

It is the policy of the Nominating and Corporate Governance Committee to consider properly submitted stockholder nominations for membership on the Board of Directors. Any stockholder nomination must comply with the Bylaws of ePlus. The notice must be in writing and delivered to the Corporate Secretary not later than 90 days in advance of the Annual Meeting or, if later, the seventh day following the first public announcement of the Meeting. The notice must set forth: (i) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of ePlus entitled to vote at such meeting and intends to appear in person or by proxy at the Meeting and nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder and each nominee or any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a Director of ePlus if so elected. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by ePlus.

In evaluating such nominations, the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience, and capability on the Board of Directors. Furthermore, any member of the Board of Directors must have the highest personal ethics and values and have experience at the policy-making level of business, and should be committed to enhancing stockholder value.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned, for services rendered in all capacities to ePlus, by ePlus' Chief Executive Officer and certain other executive officers of ePlus, whom we refer to as the "named executive officers," for the fiscal years ended March 31, 2003, 2004, and 2005. Certain columns have been omitted from this summary compensation table, as they are not applicable.

                                                                                  Long-Term
                                                Annual Compensation              Compensation
                                      ---------------------------------------  -----------------  -------------
                                                                                   Securities
                                                                                   Underlying
              Name and                 Fiscal                       Bonus/          Options         All Other
         Principal Position             Year         Salary       Commission          (#)          Compensation
------------------------------------  --------   --------------  ------------  -----------------  -------------
Phillip G. Norton                       2005       $343,750(4)     $175,000       300,000(3)         $1,440(1)
  Chairman, Chief Executive             2004        250,000         150,000            --             1,320(1)
  Officer, and President                2003        250,000         150,000            --                --

Bruce M. Bowen                          2005        281,250(5)      137,500        50,000(3)        127,560(6)
  Director and                          2004        225,000         100,000            --             5,895(7)
  Executive Vice President              2003        225,000         100,000            --             3,735(8)

Kleyton L. Parkhurst                    2005        200,000         335,000        50,000(3)         50,160(9)
  Senior Vice President, Assistant      2004        200,000          52,894        30,000(2)          1,320(1)
  Secretary, and Treasurer              2003        200,000         100,000            --                --

Steven J. Mencarini                     2005        225,000         130,000        50,000(3)         50,160(10)
  Chief Financial Officer and           2004        215,000          46,875            --             1,320(1)
  Senior Vice President                 2003        185,000          71,250        12,000(2)             --
------------------------------------

(1)  All amounts reported represent ePlus' employer 401(k) plan matching contributions.

(2)  Stock options granted on June 28, 2002 under the ePlus Amended and Restated Long-Term Incentive Plan.

(3)  Stock options granted on November 16, 2004 under the ePlus Amended and Restated Long-Term Incentive Plan.

(4)  Difference represents an increase in annual salary from $250,000 to $375,000 effective July 1, 2004.

(5)  Difference represents an increase in annual salary from $225,000 to $300,000 effective July 1, 2004.

(6)  Includes  $4,260  of  country-club  dues, $1,500 of  ePlus'  employer 401(k)  matching  contributions, and
     $121,800 of  compensation  related to  the Supplemental  Benefit Plan,  which is  a nonqualified  deferred compensation plan.

(7)  Includes $1,320 of ePlus' employer 401(k) matching contribution and $4,575 of country-club dues.

(8)  Includes $3,735 of country-club dues.

(9)  Includes $1,440 of ePlus' employer 401(k) matching contribution and $48,720 of compensation related to the
     Supplemental Benefit Plan, which is a nonqualified deferred compensation plan.

(10) Includes $1,440 of ePlus' employer 401(k) matching contribution and $48,720 of compensation related to the
     Supplemental Benefit Plan, which is a nonqualified deferred compensation plan.

Fiscal Year-End Option Values

The following table sets forth information regarding the value of unexercised options held by the named executive officers at the end of fiscal year 2005. The named executive officers did not exercise any options during fiscal year 2005.

                                    Number of Securities                Value of Unexercised
                                Underlying Unexercised Options     In-the-Money Options at Fiscal
                                   at Fiscal Year-End (#)                  Year-End($)(1)
                                ------------------------------    ---------------------------------
             Name                Exercisable    Unexercisable      Exercisable     Unexercisable
   -------------------------    -------------  ---------------    --------------  -----------------
   Phillip G. Norton..........    305,000          300,000          $1,065,600            $206,560
   Bruce M. Bowen.............    145,000           50,000             497,150              40,000
   Kleyton L. Parkhurst.......    225,000           65,000             823,600             110,500
   Steven J. Mencarini........    101,700           56,000             218,800              68,200
   -------------------------

   (1) Based on a last sale price of $11.67 per share as of the close of business on March 31, 2005.

Equity Compensation Plan Information

The following table gives information about ePlus' common stock that may be issued upon the exercise of options, warrants, and rights under all of ePlus' existing equity compensation plans as of March 31, 2005, including the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan, Amended and Restated Incentive Stock Option Plan, Amended and Restated Outside Director Stock Option Plan, and Amended and Restated Nonqualified Stock Option Plan.

                                                                                           Number of securities
                                                                                          remaining available for
                                   Number of securities to       Weighted-average       future issuance under equity
                                   be issued upon exercise       exercise price of           compensation plans
                                   of outstanding options,     outstanding options,         (excluding securities
         Plan Category               warrants, and rights      warrants, and rights         reflected in column)
--------------------------------  -------------------------   ----------------------   ------------------------------
Equity compensation plans
approved by security holders......      2,166,182                     $9.43                       283,341

Equity compensation plans not
approved by security holders......             --                        --                            --

Total.............................      2,166,182                     $9.43                       283,341

Employment Contracts and Termination of Employment and Change in Control Arrangements

ePlus has entered into employment agreements with Phillip G. Norton and Bruce M. Bowen, each effective as of September 1, 1996, and with Kleyton L. Parkhurst and Steven J. Mencarini, effective as of October 31, 2003. Each of Messrs. Norton's and Bowen's employment agreements provided for an initial term of three years, and is subject to an automatic one-year renewal at the expiration thereof unless ePlus or the employee provides notice of an intention not to renew at least three months prior to expiration. Each of Messrs. Parkhurst's and Mencarini's employment agreements provided for an initial term of two years, and is subject to an automatic one-year renewal at the expiration thereof unless ePlus provides at least six months' prior notice of termination or the employee resigns for any reason.

The current annual base salaries ($375,000 in the case of Phillip G. Norton; $300,000 in the case of Bruce M. Bowen; $200,000 in the case of Kleyton L. Parkhurst; and $225,000 in the case of Steven J. Mencarini) are in effect and each employee may be eligible for commissions or performance bonuses. The performance bonuses for Phillip G. Norton and Bruce M. Bowen are discretionary, based on the performance of ePlus and as approved by the Compensation Committee. The performance bonuses for Kleyton L. Parkhurst and Steven J. Mencarini are paid based upon performance criteria established by Phillip G. Norton and Bruce
M. Bowen.

Under the employment agreements, each receives certain other benefits, including medical, insurance, death and long-term disability benefits, employer 401(k) contributions, and reimbursement of employment-related expenses. Mr. Bowen's country-club dues are paid by ePlus. In the fiscal year ended March 31, 2005, the amount of these dues totaled $4,260. The employment agreements of Messrs. Norton and Bowen contain a covenant not to compete on the part of each, whereby, in the event of a voluntary termination of employment, upon expiration of the term of the agreement, or upon the termination of employment by ePlus for cause, each is subject to restrictions on acquiring, consulting with, or otherwise engaging in or assisting in the providing of capital needs for competing business activities or entities within the United States for a period of one year after the date of such termination or expiration of the term of the employment agreement.

Under his original employment agreement, Phillip G. Norton was granted options to acquire 130,000 shares of common stock at a price per share equal to $8.75. These options have a ten-year term and became exercisable and vested in 25% increments over four years, ending on November 20, 1999. In February 1998, Mr. Norton was also granted options to purchase 25,000 shares of common stock at a price per share equal to $12.65; however, these options expired without being exercised on February 5, 2003. In August 1999, Mr. Norton was granted options to purchase 175,000 shares of common stock at a price per share equal to $7.75. In November 2004, Mr. Norton was granted options to purchase 258,200 shares of common stock at a price per share equal to $10.87 and 41,800 shares at a price per share equal to $11.96.

Under his original employment agreement, Bruce M. Bowen was granted options to acquire 15,000 shares of common stock at a price per share equal to $8.75. These options have a ten-year term and became exercisable and vested in 25% increments over four years, ending on November 20, 1999. In February 1998, Mr. Bowen was also granted options to purchase 15,000 shares of common stock at a price per share equal to $11.50 and in August 1999 was granted options to purchase 115,000 shares of common stock at a price per share equal to $7.75. In November 2004, Mr. Bowen was granted options to purchase 50,000 shares of common stock at a price per share equal to $10.87.

Under his original employment agreement, Kleyton L. Parkhurst was granted options to acquire 100,000 shares of common stock at a price per share equal to $6.40. These options have a ten-year term and became exercisable and vested in 25% increments over four years ending on November 20, 1999. In February 1998, Mr. Parkhurst was also granted options to purchase 10,000 shares of common stock at a price per share equal to $11.50 and in September 1998 was granted options to purchase 50,000 shares of common stock at a price per share of $8.75. In August 1999, Mr. Parkhurst was granted options to purchase 20,000 shares of common stock at a price per share equal to $7.75 and in September 2000 was granted options to purchase 30,000 shares of common stock at a price per share equal to $17.375. In June 2002, Mr. Parkhurst was also granted 30,000 options to purchase common stock at a price per share equal to $6.97. In November 2004, Mr. Parkhurst was granted options to purchase 50,000 shares of common stock at a price per share equal to $10.87.

In connection with his original employment, Steven J. Mencarini was granted options to acquire 16,200 shares of common stock at a price per share equal to $12.75. These options have a ten-year term, and become exercisable and vest in 20% increments over five years at the end of each year of service, and are subject to acceleration upon certain conditions. In September 1997, Mr. Mencarini was also granted options to purchase 5,100 shares of common stock at a price per share equal to $13.25 and in December 1997 was granted options to purchase 9,400 shares of common stock at a price per share equal to $12.25. In February 1998, Mr. Mencarini was granted options to purchase 5,000 shares of common stock at a price per share equal to $11.50; in October 1998, he was granted options to purchase 25,000 shares of common stock at a price per share equal to $8.00; in August 1999 he was granted options to purchase 20,000 shares of common stock at a price per share equal to $7.75; in September 2000 he was granted options to purchase 10,000 shares of common stock at a price per share equal to $17.375; and in December 2000 he was granted options to purchase 5,000 shares of common stock at a price per share equal to $7.75. In June 2002, Mr. Mencarini was also granted 12,000 options to purchase common stock at a price per share equal to $6.97 per share. In November 2004, Mr. Mencarini was granted options to purchase 50,000 shares of common stock at a price per share equal to $10.87.

ePlus maintains key-man life insurance on Mr. Norton in the amount of $11 million.

Compensation Committee Interlocks and Insider Participation

For the year ended March 31, 2005, all decisions regarding executive compensation were made by the Compensation Committee with respect to Mr. Norton and Mr. Bowen. Compensation for other executives was made by the Committee, Mr. Norton, or Mr. Bowen consistent with Compensation Committee policy. The members of the Compensation Committee as of March 31, 2005 were C. Thomas Faulders III (Chairman), Terrence O'Donnell, Lawrence S. Herman, and Milton E. Cooper, Jr. None of the executive officers of ePlus currently serves on the compensation committee of another entity or any other committee of the board of directors of another entity performing similar functions.

                                PERFORMANCE GRAPH

The following graph shows the value as of March 31, 2005 of a $100 investment made on March 31, 2000 in ePlus' common stock (with dividends, if any, reinvested), as compared with similar investments based on (1) the value of the Nasdaq Stock Market Index (U.S.) (with dividends reinvested) and (2) the value of the Nasdaq financial index. The stock performance shown below is not necessarily indicative of future performance.

                               3/01      3/02      3/03      3/04      3/05
EPLUS INC.                     27.74     28.65     21.74     39.15     35.23
NASDAQ STOCK MARKET (U.S.)     47.07     41.31     21.97     38.41     37.26
NASDAQ FINANCIAL              106.28    129.20    117.54    167.48    171.63

                              CERTAIN TRANSACTIONS

Advances and Loans to Employees

ePlus has in the past provided loans and advances to employees. Such balances are to be repaid from personal funds or commissions earned by the employees on successful sales or financing arrangements obtained on behalf of ePlus. Loans and advances to employees outstanding as of March 31, 2005 totaled $21,181. There were no loans or extensions of credit by ePlus or any ePlus subsidiary to any of the ePlus Directors or executive officers.

Leases with Related Parties

ePlus leases certain office space from related parties. During the year ended March 31, 2005, ePlus paid $517,936 in rent to an entity controlled by Phillip
G. Norton, our Chairman, President, and Chief Executive Officer. All leases with related parties are approved in advance by the Board of Directors.

Indemnification Agreements

We have entered into separate but identical indemnification agreements with each of our Directors and executive officers, and we expect to enter into similar indemnification agreements with persons who become Directors or executive officers in the future. The indemnification agreements provide that ePlus will indemnify the Director or officer against any expenses or liabilities incurred in connection with any proceeding in which the Director or officer may be involved as a party or otherwise, by reason of the fact that the Director or officer is or was a Director or officer of ePlus or by reason of any action taken by or omitted to be taken by the Director or officer while acting as an officer or Director of ePlus. However, ePlus is only obligated to provide indemnification under the indemnification agreements if:

     (1) The Director or officer was acting in good faith and in a manner the Director or officer reasonably believed to be in the best interests of ePlus, and, with respect to any criminal action, the Director or officer had no reasonable cause to believe the Director's or officer's conduct was unlawful;

     (2) The claim was not made to recover profits made by the Director or officer in violation of Section 16(b) of the Exchange Act, as amended, or any successor statute;

     (3)  The claim was not initiated by the Director or officer;

     (4)  The claim was not covered by applicable insurance; or

     (5) The claim was not for an act or omission of a Director of ePlus from which a Director may not be relieved of liability under Section 103(b)(7) of the DGCL. Each Director and officer has undertaken to repay ePlus for any costs or expenses paid by ePlus if it is ultimately determined that the Director or officer is not entitled to indemnification under the indemnification agreements.

Future Transactions

ePlus' policy requires that all material transactions between ePlus and its officers, Directors, or other affiliates must be approved by a majority of the disinterested members of the Board of Directors of ePlus, and be on terms no less favorable to ePlus than could be obtained from unaffiliated third parties.

                                   PROPOSAL 1

To Elect Two Class III Directors to Serve for Three Years and Until Their Respective Successors Have Been Duly Elected and Qualified.

The Board of Directors has concluded that the re-election of Phillip G. Norton and Bruce M. Bowen as Class III Directors is in the best interest of ePlus and recommends stockholder approval of the re-election of Phillip G. Norton and Bruce M. Bowen as Class III Directors. The remaining four Directors will continue to serve in their positions for the remainder of their terms. Biographical information concerning Mr. Norton and Mr. Bowen, and ePlus' other Directors, can be found under "Directors and Executive Officers."

Unless otherwise instructed or unless authority to vote is withheld, all signed proxies will be voted for the election of Phillip G. Norton and Bruce M. Bowen as Class III Directors. Although the Board of Directors of ePlus does not contemplate that such nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy Card will vote for the election of such other person or persons as may be nominated by the Board of Directors.

Vote Required for Approval. The two persons receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected as Class III Directors.

Board of Directors Recommendation. The Board of Directors unanimously recommends that you vote in favor of the election of Phillip G. Norton and Bruce M. Bowen as Class III Directors.


                                   PROPOSAL 2

To Ratify the Appointment of Deloitte & Touche LLP as ePlus' Independent Auditors for ePlus' Fiscal Year Ending March 31, 2006.

Subject to stockholder ratification, the Audit Committee has reappointed the firm of Deloitte & Touche LLP as the independent auditors to examine ePlus' financial statements for the fiscal year ending March 31, 2006. Deloitte & Touche has audited ePlus' financial statements since the Company's inception. If the stockholders do not ratify this appointment, the Board of Directors and the Audit Committee will review the Audit Committee's future selection of independent registered public accounting firms.

Representatives of Deloitte & Touche are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire and to respond to appropriate questions.

Vote Required for Approval. The affirmative vote of the holders of at least a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting on the proposal will constitute approval of Proposal 2.

Audit Committee Recommendation. The Audit Committee unanimously recommends that you vote in favor of the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending March 31, 2006.

Fees Incurred by Deloitte & Touche LLP. The following table shows the fees paid or accrued by ePlus for the audit and other services provided by Deloitte & Touche LLP for fiscal 2005 and 2004.

                                                              2005          2004
                                                              ----          ----
Audit Fees                                                $517,000      $409,000
Audit-Related Fees                                           8,000        21,000
Tax Fees                                                         0             0
All Other Fees                                                   0             0
                                                          --------      --------
Total                                                     $525,000      $430,000

AUDIT FEES. The aggregate fees to be charged by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2005 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year are $517,000. The aggregate fees charged by Deloitte & Touche LLP for professional services rendered for the audit of our annual financial statements for the fiscal year ended March 31, 2004 and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for that fiscal year were $409,000 (of this amount, $59,000 was initially billed during the fiscal year ended March 31, 2005).

AUDIT-RELATED FEES. Fees billed by Deloitte & Touche LLP for audit-related services rendered for Sarbanes-Oxley Act, Section 404 advisory services for the fiscal year ended March 31, 2005 were $8,000. Fees billed by Deloitte & Touche LLP for audit-related services rendered for due-diligence services associated with acquisitions for the fiscal year ended March 31, 2004 were $21,000 (this amount was initially billed during the fiscal year ended March 31, 2005).

TAX FEES. There were no fees billed by Deloitte & Touche LLP for tax-related services rendered for the fiscal years ended March 31, 2005 or 2004.

ALL OTHER FEES. There were no other fees billed in the last two fiscal years for professional services rendered by Deloitte & Touche LLP.

There were no non-audit related services provided by Deloitte & Touche LLP during the last two fiscal years. The Audit Committee pre-approves all auditing services (which may entail providing comfort letters in connection with securities underwriting), and all non-audit services provided to ePlus by Deloitte & Touche LLP, subject to a de minimis exception as set forth by the SEC.
                              OTHER PROPOSED ACTION

The Board of Directors does not intend to bring any other matters before the Annual Meeting, nor does the Board of Directors know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying Form of Proxy will vote thereon in accordance with the recommendation of the Board of Directors.

You should note that ePlus' Bylaws provide that in order for a stockholder to bring business before a Meeting or to make a nomination for the election of Directors, the stockholder must give written notice complying with the requirements of the Bylaws to the Secretary of ePlus not later than 90 days in advance of the Meeting or, if later, the seventh day following the first public announcement of the date of the Meeting.

                               EXECUTIVE SESSIONS

Executive sessions of non-management Directors are held, and any non-management Director can request that an executive session be scheduled at any time.


                      STOCKHOLDER PROPOSALS AND SUBMISSIONS

If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the ePlus Board of Directors with respect to the next Annual Meeting of Stockholders, that proposal must be presented to ePlus' management prior to April 10, 2006.

In accordance with ePlus' Bylaws, for a stockholder proposal or nomination to be considered at a Meeting of Stockholders, the proposal must be submitted in writing to the Secretary of ePlus not less than 90 days in advance of such Meeting or, if later, the seventh day following the first public announcement of the date of such Meeting.

Whether or not you expect to be present at the Annual Meeting, please sign and return the enclosed Proxy Card promptly. Your vote is important. If you are a stockholder of record and attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at any time prior to the vote.

                          COMMUNICATIONS WITH THE BOARD

Individuals may communicate with the Board of Directors of ePlus by sending correspondence to:

ePlus
Attn:  Corporate Secretary
Mailstop 192
13595 Dulles Technology Drive
Herndon, VA  20171-3413

Communications that are intended for non-management Directors should be sent to the above address, to the attention of the Chairman of the Nominating and Corporate Governance Committee.

[FORM OF PROXY CARD]

           Please fold and detach card at perforation before mailing
--------------------------------------------------------------------------------
THE SHARES REPRESENTED BY ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. THE SHARES REPRESENTED BY A PROXY WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE APPOINTED PROXIES WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

1. To elect two Class III Directors, each to serve a term of three years and until their successors have been duly elected and qualified.

                   TO VOTE FOR BOTH THE NOMINEES LISTED BELOW

     [ ] FOR BOTH THE NOMINEES LISTED BELOW      [ ] WITHHOLD AUTHORITY

     Phillip G. Norton                           Bruce M. Bowen

                     OR TO VOTE FOR EACH NOMINEE SEPARATELY

     Phillip G. Norton          [ ] FOR          [ ] WITHHOLD AUTHORITY
     Bruce M. Bowen             [ ] FOR          [ ] WITHHOLD AUTHORITY

2. To ratify the appointment of Deloitte & Touche LLP as ePlus' independent auditors for ePlus' fiscal year ending March 31, 2006.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

PLEASE MARK, SIGN, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

ePlus inc.
c/o National City Bank
Corporate Trust Operations
Locator 5232
P.O. ox 92301
Cleveland, OH 44101-4301
------------------------

                             YOUR VOTE IS IMPORTANT

         Regardless of whether you plan to attend the Annual Meeting of
        Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.


           Please fold and detach card at perforation before mailing
--------------------------------------------------------------------------------
ePlus inc.             Annual Meeting of Stockholders Of                   Proxy
                                   ePlus inc.
                               September 22, 2005
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kleyton L. Parkhurst and Steven J. Mencarini, and each or either of them, proxies, with power of substitution, to vote all shares of the undersigned at the Annual Meeting of Stockholders of ePlus inc., a Delaware corporation, to be held on September 22, 2005 at 8:00 a.m. at the ePlus Headquarters Building located at 13595 Dulles Technology Drive, Herndon, Virginia 20171-3413, or at any adjournment thereof, upon the matters set forth in the Proxy Statement for such Meeting, and in their discretion, upon such other business as may properly come before the Meeting.

                    Dated:________________________________________________, 2005

                    ____________________________________________________________
                    (Signature)
                    ____________________________________________________________
                    (Signature if held jointly)

                    NOTE: When shares are held by joint tenants, both should sign. Persons signing as Executor, Administrator, Trustee, etc. should so indicate. Please sign exactly as the name appears on the proxy.